Exhibit 99.2

Link to searchable text of Slide Shown above

Link to searchable text of Slide Shown above

Link to searchable text of Slide Shown above

Link to searchable text of Slide Shown above

Link to searchable text of Slide Shown above

Link to searchable text of Slide Shown above

Link to searchable text of Slide Shown above

Link to searchable text of Slide Shown above

Link to searchable text of Slide Shown above

Link to searchable text of Slide Shown above

Link to searchable text of Slide Shown above

Link to searchable text of Slide Shown above

Deposit Concentration

Total Deposits……………………..$744 Million

46%
54%
CD's & IRA's
DDA, Savings & Money Mkt

As of September 30, 2006

12

Link to searchable text of Slide Shown above

Link to searchable text of Slide Shown above

Loan Concentration

Total Loans………………….$581 Million

15%
15%
25%
45%
Commercial
Commercial Real Estate
Residential Real Estate
Consumer & Home Equity

As of September 30, 2006

14

Link to searchable text of Slide Shown above

Link to searchable text of Slide Shown above

Trust Company

Net Income vs Pre-Tax Contribution Margin

Net Income
Pre-Tax Contribution Margin
$1,350
$1,200
$1,050
$900
$750
$600
$450
$300
$150
$0
40%
30%
20%
10%
0%
2002
2003
2004
2005
9/30/2006

16

AMERISERV FINANCIAL

Link to searchable text of Slide Shown above

Link to searchable text of Slide Shown above

Link to searchable text of Slide Shown above

Improving Earnings Performance

1,751
549
$2,000
$0
($2,000)
($4,000)
($6,000)
($8,000)
($10,000)
($12,000)
(5,152)
(9,719)
(9,141)
2002
2003
2004
2005
9/30/06

19

AMERISERV FINANCIAL

Link to searchable text of Slide Shown above

Improving Core Earnings Performance

Adjusted Quarterly Pre-Tax Income (1)
$1,000
$0
($1,000)
($2,000)
($3,000)
(615)
(171)
187
(2,350)
324
427
(1,383)
524
676
733
782
1Q '04
2Q
3Q
4Q
1Q '05
2Q
3Q
4Q
1Q '06
2Q
3Q

20

AMERISERV FINANCIAL

Link to searchable text of Slide Shown above

Average Assets – (millions)

$1,200
$900
$600
1,130
1,146
1,141
1,054
1,004
994
983
875
873
866
876
1Q '04
2Q
3Q
4Q
1Q '05
2Q
3Q
4Q
1Q '06
2Q
3Q

21

AMERISERV FINANCIAL

Link to searchable text of Slide Shown above

Average Securities – (millions)

$600
$500
$400
$300
$200
$100
547
560
566
465
397
392
375
247
235
225
216
1Q '04
2Q
3Q
4Q
1Q '05
2Q
3Q
4Q
1Q '06
2Q
3Q

22

AMERISERV FINANCIAL

Link to searchable text of Slide Shown above

Average Borrowings – (millions)

$600
$500
$400
$300
$200
$100
$0
531
481
376
371
355
361
351
278
210
169
173
56
50
30
27
Borrow/
Assets
2000
40.6%
2001
37.6%
2002
31.7%
2003
34.9%
1Q '04
31.5%
2Q
31.7%
3Q
30.8%
4Q
26.4%
1Q '05
20.9%
2Q
17.0%
3Q
17.6%
4Q
6.5%
1Q '06
5.7%
2Q
3.5%
3Q
3.1%

23

AMERISERV FINANCIAL

Link to searchable text of Slide Shown above

Average Loans – (millions)

$600
$500
$400
504
504
497
510
523
522
526
543
553
557
575
1Q '04
2Q
3Q
4Q
1Q '05
2Q
3Q
4Q
1Q '06
2Q
3Q

24

Link to searchable text of Slide Shown above

Average Deposits – (millions)

$750
$650
$550
658
665
675
656
680
712
698
712
719
733
743
1Q '04
2Q
3Q
4Q
1Q '05
2Q
3Q
4Q
1Q '06
2Q
3Q

25

Link to searchable text of Slide Shown above

Significantly Improved Credit Trends

Non Performing Assets
$15,000
$10,000
$5,000
$0
13,482
10,155
5,047
3,894
3,819
3,334
3,323
4,315
4,193
4,624
2,978
1Q '04
2Q
3Q
4Q
1Q '05
2Q
3Q
4Q
1Q '06
2Q
3Q

26

AMERISERV FINANCIAL

Link to searchable text of Slide Shown above

Significantly Improved Credit Trends

Loan Loss Reserve vs Non Performing Assets
Loan Loss Reserve
Non Performing Assets
$14,000
$11,000
$8,000
$5,000
$2,000
1Q '04
2Q
3Q
4Q
1Q '05
2Q
3Q
4Q
1Q '06
2Q
3Q

27

Link to searchable text of Slide Shown above

Operating Expense

Excludes Impairment Charges & Restructuring Costs

MOU
Expense
Savings
Begin
$10,500
$9,500
$8,500
$7,500
9,571
9,220
9,413
10,129
9,153
9,139
10,013
9,157
8,859
8,776
8,565
1Q '04
2Q
3Q
4Q
1Q '05
2Q
3Q
4Q
1Q '06
2Q
3Q

28

AMERISERV FINANCIAL

Link to searchable text of Slide Shown above

Capital Adequacy

Well Capitalized

18%
12%
6%
0%
15.62%
14.37%
10.52%
Risk Based
Tier One
Leverage

As of September 30, 2006

29

Link to searchable text of Slide Shown above

Link to searchable text of Slide Shown above

Link to searchable text of Slide Shown above

 [LOGO OF AMERISERV FINANCIAL]

Presentation to New York Society of Security Analysts

November 2006

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Certain statements in this presentation contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements relating to the financial results and plans for future business development activities, and are thus prospective. Such forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. Potential risks and uncertainties include, but are not limited to, general economic conditions, competition, interest rate sensitivity, exposure to regulatory and legislative changes, and other uncertainties detailed from time to time in the Company’s Securities and Exchange Commission filings.

Presentation Team

Allan Dennison: President & Chief Executive Officer

Jeffrey Stopko: Senior Vice President & Chief Financial Officer

[LOGO OF AMERISERV FINANCIAL]	2

Corporate Profile

Symbol:	ASRV (NASDAQ)

Shares:	22.1 Million

Market Cap:	$100 Million

Ownership:	Approx. 52% Institutional
Approx. 48% Retail

[LOGO OF AMERISERV FINANCIAL]	3

Investment Highlights

•	First phase of turnaround successfully completed

	•	Significant balance sheet restructuring

	•	Return to traditional community bank balance sheet

	•	Reduced risk profile through retirement of high cost debt

	•	Infusion of capital from quality institutional investors

•	Regulatory Memorandum of Understanding (MOU) lifted in February 2006

	•	Positions the Company for meaningful non-interest expense savings

	•	Redirect our energies and focus towards the customer

	•	Core community banking franchise has returned to growth

	•	Enhanced ability to capture future expansion opportunities

•	Compelling valuation

	•	Attractive book value and deposit multiples

[LOGO OF AMERISERV FINANCIAL]	4

The AmeriServ Overview[1]

•	Ranked #1 in Johnstown, PA with 24.4% market share [2]

•	100 Mile Lending Radius

•	21 Branches

•	364 FTE Employees

•	Total Assets:	$883	mm

•	Total Deposits:	744	[GRAPHIC APPEARS HERE]

•	Total Trust Assets:	1,702

1.	As of September 30, 2006 unless otherwise noted
2.	As of June 30, 2006 from the FDIC

[LOGO OF AMERISERV FINANCIAL]	5

Company History

•	Founded in 1901 - As United States National Bank

•	November 1973 - Bank unionized (United Steelworkers of America)

•	December 1999 - $2.5 bn in assets (2–bank holding company)

•	April 2000 - Spin-off of Three Rivers Bank ($1.0 bn in assets)

	-	Oversized leverage and trust preferred portfolios

	-	Reduced focus on community banking caused Company to pursue flawed revenue growth strategies

	-	Resulted in Memorandum Of Understanding (Feb. 2003)

[LOGO OF AMERISERV FINANCIAL]	6

Recent Company History

•	FY 2002 - Recorded net loss of $5.2 mm with $9.3 mm in credit losses; turnaround of the Company initiated

•	December 2002 - Craig Ford named Chairman, President & CEO

•	January 2004 - Allan Dennison named President & CEO

•	October 2004 / September 2005 - Two separate equity issues totaling $36.1 million to support turnaround

•	February 2006 - Exit MOU

[LOGO OF AMERISERV FINANCIAL]	7

The AmeriServ Turnaround		Status

•	Hire new management team	☒

•	Restructure commercial lending business	☒

•	Close the mortgage servicing company	☒

•	Significantly restructure balance sheet	☒

•	Close AmeriServ Associates	☒

•	Focus on retail banking	Ongoing

•	Expand trust company	Ongoing

[LOGO OF AMERISERV FINANCIAL]	8

The AmeriServ Strategy

•	Retail Banking

•	Small Business Banking

•	Commercial Banking

•	Trust Company

Focus on Community Banking

[LOGO OF AMERISERV FINANCIAL]	9

Improvements in Core Banking Business

•	Return to core business growth

	•	Over the last 27 months, the Company reported:

		-	Net loan growth of 16.0% vs. 17.8% decline between Q2 2002 and Q2 2004

		-	Deposit growth of 10.9% vs. 4.9% decline between Q2 2002 and Q2 2004

		-	Trust Company’s assets increased from $1.2 bn to $1.7 bn since Q2 2004

		-	Annualized YTD 2006 charge-offs of 19 bps vs. average of 46 bps over FY 2003 and FY 2004

[LOGO OF AMERISERV FINANCIAL]	10

Retail Bank

•	Historically under managed branch system

	•	Establish disciplined sales management process

	•	Reconfigure delivery system

	•	Better leverage and grow core deposits

•	Small business banking expansion

	•	Focus on local market (Cambria, Somerset & Centre Counties)

	•	Source of lower cost deposits

	•	Expand fee income base

•	State College market initiative

•	Bankwide Efforts To Tackle Efficiency Ratio (“BETTER”)

	•	Full time equivalent employees decreased by 111 or 23% over past 5 years

[LOGO OF AMERISERV FINANCIAL]	11

Deposit Concentration

Total Deposits……………….$744 Million

[CHART APPEARS HERE]

As of September 30, 2006

[LOGO OF AMERISERV FINANCIAL]	12

Commercial Lending

•	Hired new Chief Lending Officer and bolstered lending team

•	Strengthened credit analysis and loan underwriting

•	Targeted geographic market ~100 miles from Johnstown

•	Migrate from real estate to commercial/industrial loans

•	Enhance cross selling of Trust and cash management services

•	Goal is to originate $100 mm in new loans per year

[LOGO OF AMERISERV FINANCIAL]	13

Loan Concentration

Total Loans……………….$581 Million

[CHART APPEARS HERE]

As of September 30, 2006

[LOGO OF AMERISERV FINANCIAL]	14

Trust Company

•	Consists of two business lines: traditional Trust services and non-traditional services (union-related)

•	$1.7 billion in Trust Assets (up 14.5% since 9/05)

• Net income contribution of $1,184,000 YTD 2006 (up 38.2%)

•	Solid investment performance

•	Union pension funds – significant growth opportunity

• ERECT and BUILD Funds

•	Added management depth to lead traditional Trust business

[LOGO OF AMERISERV FINANCIAL]	15

Trust Company

Net Income vs Pre-Tax Contribution Margin

[CHART APPEARS HERE]

[LOGO OF AMERISERV FINANCIAL]	16

Equity Offerings: Overview

•	Fourth quarter 2004 and third quarter 2005, AmeriServ placed a total of $36.1 mm in common equity through PIPE offerings

•	The offerings attracted a strong group of fundamental institutional investors:

	-	Financial Stocks Capital Partners

	-	Wellington Management Company

	-	Crestview Capital

	-	Heartland Advisors

	-	Lehman Brothers affiliates

	-	Tontine Financial Partners

[LOGO OF AMERISERV FINANCIAL]	17

Equity Offerings: Use of Proceeds

Proceeds were used to support the Company’s turnaround initiatives:

Retirement of Trust Preferred	$22.5 mm
Cash Retained at the Holding Company	3.2 mm
Cash Downstreamed to the Bank (to support balance sheet restructuring)	5.0 mm
Cash Downstreamed to the Trust Company (to support growth initiatives)	1.3 mm
Fees & Expenses	4.1 mm

$36.1 mm

[LOGO OF AMERISERV FINANCIAL]	18

Improving Earnings Performance

[CHART APPEARS HERE]

[LOGO OF AMERISERV FINANCIAL]	19

Improving Core Earnings Performance

Adjusted Quarterly Pre-Tax Income (1)

[CHART APPEARS HERE]

1.	Excludes security gains, MSR / goodwill impairment charges and FHLB prepayment / restructuring costs.

[LOGO OF AMERISERV FINANCIAL]	20

Average Assets – (millions)

[CHART APPEARS HERE]

[LOGO OF AMERISERV FINANCIAL]	21

Average Securities – (millions)

[CHART APPEARS HERE]

[LOGO OF AMERISERV FINANCIAL]	22

Average Borrowings – (millions)

[CHART APPEARS HERE]

[LOGO OF AMERISERV FINANCIAL]	23

Average Loans – (millions)

[CHART APPEARS HERE]

[LOGO OF AMERISERV FINANCIAL]	24

Average Deposits – (millions)

[CHART APPEARS HERE]

[LOGO OF AMERISERV FINANCIAL]	25

Significantly Improved Credit Trends

Non Performing Assets

[CHART APPEARS HERE]

[LOGO OF AMERISERV FINANCIAL]	26

Significantly Improved Credit Trends

Loan Loss Reserve vs Non Performing Assets

[CHART APPEARS HERE]

[LOGO OF AMERISERV FINANCIAL]	27

Operating Expense

Excludes Impairment Charges & Restructuring Costs

[CHART APPEARS HERE]

[LOGO OF AMERISERV FINANCIAL]	28

Capital Adequacy

Well Capitalized

[CHART APPEARS HERE]

As of September 30, 2006

[LOGO OF AMERISERV FINANCIAL]	29

Investment Highlights – Why Now?

•	Pure community bank with simplified earnings model

	•	Significant balance sheet restructuring completed

	•	Reduced risk profile

•	Regulatory Memorandum of Understanding (MOU) terminated

	•	Company positioned for meaningful non-interest expense savings

	•	Our energies and focus are now on the customer and improving earnings

	•	We have the capital strength and enhanced ability to capture future expansion opportunities

•	Compelling valuation

	•	ASRV presently trading at 117% of book value compared to 175% of book value for similar sized bank holding companies

	•	Limited downside risk as we focus on increasing earnings towards more acceptable peer levels

[LOGO OF AMERISERV FINANCIAL]	30

 [LOGO OF AMERISERV FINANCIAL]

Presentation to New York Society of Security Analysts

November 2006